UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2014

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.
On February 6, 2014, WellCare Health Plans, Inc. (the “Company”) received from the State of Florida’s Agency for Health Care Administration (“AHCA”) executed Contract No. FP020 (the “Florida MMA Contract”) between AHCA and WellCare of Florida, Inc. (d/b/a Staywell Health plan of Florida), a wholly-owned subsidiary of the Company (“WellCare of Florida”). The Florida MMA Contract will govern the services WellCare of Florida will provide under the Managed Medical Assistance component (the “MMA program”) of Florida’s Statewide Medicaid Managed Care program.
Once it is fully implemented, the Florida MMA Contract will replace in their entireties Contracts Nos. FA971 and FA972 between AHCA and WellCare of Florida (collectively, the “Prior Contracts”). The Prior Contracts expire pursuant to their terms on August 31, 2015, but are expected to be terminated early in connection with Florida’s launch of the MMA program.
Pursuant to the Florida MMA Contract, WellCare of Florida will offer Medicaid coordinated care plans to eligible beneficiaries in eight of Florida’s 11 Medicaid regions. The Florida MMA Contract is effective immediately and will expire on December 31, 2018. However, the Florida MMA Contract may be terminated earlier by AHCA with 30 days written notice to WellCare of Florida. WellCare of Florida may withdraw from offering plans in a particular region, with 180 days written notice to AHCA.
Although the Florida MMA Contract is effective immediately, the MMA program has not yet been launched. The Company expects that starting in the second quarter of 2014, two to three regions will be launched per month, and all regions should be launched by October 2014. In addition, WellCare of Florida must pass a comprehensive readiness review prior to enrolling any members for Florida MMA Contract services.
Among other things, the Florida MMA Contract:

•
Details the physical and behavioral health care services WellCare of Florida is required to provide for its members, where medically necessary, as well as the access standards and other requirements relating to its provider network;

•
Establishes the capitation rates payable to WellCare of Florida, which vary based on the member’s demographic information (age, gender, eligibility category and region of residence); please see Exhibit 10.1 to this report for the rate tables contained in the Florida MMA Contract;

•	Implements the “achieved savings rebate,” which requires plans to refund to AHCA a portion of their net operating income, as calculated pursuant to the Florida MMA Contract (“NOI”) as follows:

NOI Range	Portion of NOI to be refunded to AHCA
0% to 5% of plan’s premium revenue	0% of NOI within this range
above 5% and up to 10% of plan’s premium revenue	50% of NOI within this range
above 10% of plan’s premium revenue	100% of NOI within this range

•	Establishes the maximum number of members WellCare of Florida may serve under the Florida MMA Contract, with an initial aggregate maximum membership of 962,342;

•
Requires WellCare of Florida to provide member and provider services in accordance with detailed requirements, including maintaining a system to track and resolve complaints, grievances and appeals and providing handbooks to members and participating providers;

•	Requires WellCare of Florida to provide its qualifying members with care coordination and/or disease management services;

•	Sets forth certain system and performance level requirements for WellCare of Florida relating to system capabilities, performance and availability;

•
Requires WellCare of Florida to operate ongoing quality improvement and utilization management programs that, among other things, monitor and evaluate the quality and appropriateness of the care delivered to WellCare of Florida’s members, identify patterns of over and under-utilization and establish protocols for prior authorizations;

•	Requires WellCare of Florida to maintain a comprehensive compliance program that includes fraud and abuse prevention activities, employee training and other initiatives; and

•
Sets forth various reporting obligations for WellCare of Florida relating to, among other things, encounter data, financial information, complaints and grievances, provider networks and other information relating to plan metrics and performance.

In addition, the Florida MMA Contract provides procedures and penalties in the event WellCare of Florida fails to comply with the performance standards or other requirements contained in the Florida MMA Contract. In the event AHCA determines that WellCare of Florida has violated the terms of the Florida MMA Contract or failed to meet a performance standard, then WellCare of Florida may be assessed liquidated damages and/or may be required to develop either a corrective action plan or a performance measure action plan, as applicable. Liquidated damages set forth in the Florida MMA Contract range from $250 per occurrence for certain events (e.g., failure to submit an attestation to a report) to $25,000 per occurrence in the case of others (e.g. failure to comply with encounter data submission requirements). In addition, AHCA may impose sanctions as permitted by state or federal law, including intermediate sanctions for certain violations specified by federal regulations. Intermediate sanctions that may be imposed on a plan for such violations include, without limitation, monetary penalties of up to $25,000 per violation, the appointment of temporary management of the plan and suspension of enrollment or payment until the violation is corrected.
The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the Florida MMA Contract. The above description is qualified by reference to Exhibit I-C to Attachment I to the Florida MMA Contract, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Company anticipates filing the complete text of the Florida MMA Contract as an exhibit to its Quarterly Report on Form 10-Q for the period ending March 31, 2014.
Cautionary Statement Regarding Forward-Looking Statements
The information furnished in this Current Report on Form 8-K contains “forward-looking” statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions are forward-looking statements. For example, WellCare’s estimate of the timing of the launching of the MMA program is a forward-looking statement. Forward-looking statements involve known and unknown risks and uncertainties that may cause WellCare’s actual future results to differ materially from those projected or contemplated in the forward-looking statements. These risks and uncertainties include, but are not limited to, WellCare of Florida’s ability to pass a readiness review related to the MMA program and the ability of AHCA to launch the MMA program on its announced timeline.
Additional information concerning these and other important risks and uncertainties can be found under the captions “Forward-Looking Statements” and “Risk Factors” in WellCare’s Annual Report on Form 10-K for the year ended December 31, 2012 and WellCare’s Quarterly Report on Form 10-Q for the period ended September 30, 2013 and other subsequent filings by WellCare with the U.S. Securities and Exchange Commission, which contain discussions of WellCare’s business and the various factors that may affect it. WellCare undertakes no duty to update these forward-looking statements to reflect any future events, developments, or otherwise.
Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.
The following exhibits are filed as part of this report:

Exhibit No.	Description
10.1	Exhibit I-C to Attachment I to Contract No. FP020 between the Agency for Health Care Administration and WellCare of Florida, Inc. (d/b/a Staywell Health Plan of Florida)
99.1	Press release dated February 6, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2014	WELLCARE HEALTH PLANS, INC. /s/ Lisa G. Iglesias
Lisa G. Iglesias
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
10.1	Exhibit I-C to Attachment I to Contract No. FP020 between the Agency for Health Care Administration and WellCare of Florida, Inc. (d/b/a Staywell Health Plan of Florida)
99.1	Press release dated February 6, 2014